UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 2, 2007 (July 30, 2007)
Date of Report (Date of earliest event reported)

AFTERSOFT GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27083	84-1108035
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Savannah House, 11-12 Charles II Street,
London, UK SW1Y 4QU
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: 011 44 207 451 2468

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Disposition of Assets

On July 30, 2007, Aftersoft Group, Inc., a Delaware Corporation (the “Company”, “we” or “our”), through our wholly owned subsidiary, Dealer Software Services Ltd., sold 3,333 “A” Ordinary £1 shares in DCS Automotive Holdings Ltd (the “Shares”) to Reynolds and Reynolds Automotive Holdings Ltd. The Shares represented our interest in DCS. The purchase price for the Shares was US $2,000,000.00, which we received from DCS at closing.

Item 9.01 Financial Statements and Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

Aftersoft Group, Inc.

Dated: August 2, 2007	By:	/s/ Ian Warwick
Name: Ian Warwick
Title: Chief Executive Officer